                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We hereby consent to the inclusion in the prospectus constituting part of this Registration Statement on Form F-3 of our report dated February 4, 2000 relating to the financial statements of Optimal Robotics Corp. that appear in such prospectus. We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ PricewaterhouseCoopers LLP

Montreal, Quebec, Canada
February 24 , 2000